                                                  CERTIFICATION PURSUANT TO
                                  SECTION 13a-15 OF THE SECURITIES AND EXCHANGE ACT OF 1934
                                                   AS ADOPTED PURSUANT TO
                                        SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

         I, John L. Workman, certify that:

1.        I have reviewed this annual report on Form 10-K of U.S. Can Corporation;

2.       Based on my  knowledge,  this annual  report does not contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial  information included in this report, fairly present  in all  material  respects  the  financial  condition,  results  of  operations  and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officers and I are responsible  for  establishing  and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                      (a)      Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                      (b)      Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;
                               and

                      (c)      Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.       The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function);

                       (a)     All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                        (b)    Any fraud, whether or not material, that involves management or other employees who have significant role in the registrant's internal controls over financial reporting.

         Date: March 18, 2004

            /s/ John L. Workman
            ----------------------
         John L. Workman
         Chief Executive Officer

                                                                                                                 Exhibit 31.2

                                                  CERTIFICATION PURSUANT TO
                                  SECTION 13a-15 OF THE SECURITIES AND EXCHANGE ACT OF 1934
                                                   AS ADOPTED PURSUANT TO
                                        SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

         I, Sandra K. Vollman, certify that:

1.        I have reviewed this annual report on Form 10-K of U.S. Can Corporation;

2.       Based on my  knowledge,  this annual  report does not contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial  information included in this report, fairly present  in all  material  respects  the  financial  condition,  results  of  operations  and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officers and I are responsible  for  establishing  and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                      (a)      Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                      (b)      Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;
                               and

                      (c)      Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.       The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function);

                       (a)     All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                        (b)    Any fraud, whether or not material, that involves management or other employees who have significant role in the registrant's internal controls over financial reporting.

         Date: March 18, 2004

            /s/ Sandra K. Vollman
           ----------------------
         Sandra K. Vollman
         Senior Vice President and
         Chief Financial Officer